EXHIBIT A

----------------------------------------------------------------------- -----------------------------
                                 FUNDS                                         EFFECTIVE DATE
----------------------------------------------------------------------- -----------------------------
FIRST TRUST PREFERRED SECURITIES AND INCOME ETF                               FEBRUARY 1, 2013
----------------------------------------------------------------------- -----------------------------
FIRST TRUST MANAGED MUNICIPAL ETF                                               APRIL 3, 2014
----------------------------------------------------------------------- -----------------------------
FIRST TRUST LONG/SHORT EQUITY ETF                                              AUGUST 26, 2014
----------------------------------------------------------------------- -----------------------------
FIRST TRUST EMERGING MARKETS LOCAL CURRENCY BOND ETF                          OCTOBER 20, 2014
----------------------------------------------------------------------- -----------------------------
FIRST TRUST RIVERFRONT DYNAMIC EUROPE ETF                                     FEBRUARY 2, 2016
----------------------------------------------------------------------- -----------------------------
FIRST TRUST RIVERFRONT DYNAMIC ASIA PACIFIC ETF                               FEBRUARY 2, 2016
----------------------------------------------------------------------- -----------------------------
FIRST TRUST RIVERFRONT DYNAMIC EMERGING MARKETS ETF                           FEBRUARY 2, 2016
----------------------------------------------------------------------- -----------------------------
FIRST TRUST RIVERFRONT DYNAMIC DEVELOPED INTERNATIONAL ETF                    FEBRUARY 2, 2016
----------------------------------------------------------------------- -----------------------------
FIRST TRUST HORIZON MANAGED VOLATILITY DOMESTIC ETF                            AUGUST 22, 2016
----------------------------------------------------------------------- -----------------------------
FIRST TRUST HORIZON MANAGED VOLATILITY DEVELOPED INTERNATIONAL ETF             AUGUST 22, 2016
----------------------------------------------------------------------- -----------------------------
FIRST TRUST CALIFORNIA MUNICIPAL HIGH INCOME ETF                                JUNE 16, 2017
----------------------------------------------------------------------- -----------------------------
FIRST TRUST INSTITUTIONAL PREFERRED SECURITIES AND INCOME ETF                  AUGUST 14, 2017
----------------------------------------------------------------------- -----------------------------
FIRST TRUST MUNICIPAL HIGH INCOME ETF                                         OCTOBER 26, 2017
----------------------------------------------------------------------- -----------------------------
FIRST TRUST SHORT DURATION MANAGED MUNICIPAL ETF                              NOVEMBER 1, 2018
----------------------------------------------------------------------- -----------------------------
FIRST TRUST ULTRA SHORT DURATION MUNICIPAL ETF                                NOVEMBER 1, 2018
----------------------------------------------------------------------- -----------------------------